Exhibit 4.23

Equity Pledge Agreement

The Equity Pledge Agreement (hereinafter referred to as “the Agreement”) is signed by the following both parties in Shanghai on September 25th, 2020:

1.                        Pledgee: Shanghai Lightinthebox Information Technology Co., Ltd.

Registered address: Room 378, No.588, West Huanhu No. 2 Road, China (Shanghai) Pilot Free Trade Zone Lin-gang Special Area.

2.                        Pledgor: Fu Qianneng, ID No.: (                              ).

3.                        Domestic Company: Chongqing Rui Zhihe E-commerce Co., Ltd

Registered address: Room 15-27, 35/F, Office Building 5, No.1 Ao Ti Road, Jiulongpo District, Chongqing

Whereas:

(1)        The pledgor holds 95% equity of the Domestic Company, and there is no any pledge or any other encumbrance on its equity currently;

(2)        The pledgee is a wholly foreign-owned enterprise incorporated in the PRC. The pledgee and pledgor entered into the Exclusive Technical Consulting and Service Agreement (hereinafter referred to as the “Service Agreement”) on September 25th, 2020; the pledgee, the Domestic Company and the pledgor entered in to the Exclusive Option Agreement (“Exclusive Option Agreement”); the pledgor issues the Power of Attorney to the pledgee. The Exclusive Technical Consulting and Service Agreement, Exclusive Option Agreement and Power of Attorney above are collectively referred to as the “transaction documents”.

(3)        As the guarantee for the pledgor and the Domestic Company performing all contractual obligations (as defined below) hereunder, the pledgor shall provide the pledge guarantee to the pledgee with all equity of the Domestic Company held by it.

Upon consensus through negotiation, both parties reach the following agreement:

1.                        Definitions

Unless otherwise stipulated herein, the words used herein are defined as follows:

1.1                          Contractual obligations: refers to all obligations and responsibilities of the pledgor under the transaction documents and the statements, undertakings and warranties made under the transaction documents, as well as all obligations and responsibilities of the Domestic Company under the transaction documents and the statements, undertakings and warranties made under the transaction documents;

1.2                          Guaranteed debt: refers to the all direct and indirect and predictable loss of benefit suffered by the pledgee due to any default of the pledgor and/or the Domestic Company; and the costs incurred by the pledgee for forcing the pledgor and/or Domestic Company to perform their contractual obligations and realize the pledge.

1.3                           Pledge right: refers to the term set forth in Article 2.1 of the Agreement.

1.4                           Pledged equity: refers to all equity of the Domestic Company legally held by the pledgor.

1.5                           Term of pledge: refers to the term set out in Article 4.1 of the Agreement.

1.6                           Event of default: refers to any circumstances set out in Article 8.1 of the Agreement.

1.7                           Notice of default: refers to the notice of default sent by the pledgee pursuant to the Agreement.

2.                        Pledge

Pursuant to the terms and conditions of the Agreement, the pledgee and the pledgor agree that the pledgor shall pledge its pledged equity to the pledgee as the guarantee for the full performance of the contractual obligations.

The pledgor and the Domestic Company shall make best effort to complete the registration formalities of the equity pledge hereunder in the industry and commerce administration authority, and to maintain the equity pledge registration effective continuously.

3.                        Pledge right

3.1             The pledgor shall pledge all equity of the Domestic Company held by it to the pledgee, as the guarantee for the pledgor and the Domestic Company performing all contractual obligations under the transaction documents.

3.2             The pledged equity guarantee covers all service fees, liquidated damages (if any), compensation and expenses for pledge right (including but not limited to attorney fees, arbitration fees, appraisal and auction fees of the pledged equity) payable to the pledgee.

3.3             The pledge right refers to right of the pledgee to be paid in priority with the income from the discount, auction or sale of the equity pledged to it by the pledgor.

4.                        Term of pledge

4.1             The Agreement shall come into effect upon registration of the equity pledge in the register of shareholders of the Domestic Company. The validity period of the pledge is the same as the maximum validity period of all contracts under the transaction documents.

4.2             The pledge right hereunder is effective from the pledge registration of the pledged equity in the industry and commerce administration department to the full repayment of the secured debts. Within 30 days since the date of the Agreement, pursuant to relevant laws and regulations of the PRC, the pledgor shall apply to the industry and commerce administration authority at the place where the Domestic Company is located for the registration of the pledge matters.

4.3             During the term of pledge, if the Domestic Company or the pledgor fails to fully perform all contractual obligations or in the event of any default set forth in Article 8.1, the pledgee is entitled to dispose of the pledge right in accordance with the provisions of the Agreement and relevant laws and regulations of the PRC.

5.                        The custody of the pledge certificate and the earnings from the pledged equity

5.1              During the term of pledge stipulated herein, the Pledgor shall or cause the Domestic Company to execute the investment certificate (as the Annex I hereto) and the register of shareholders, deliver the above duly executed documents and the certificate of pledge registration issued by the industry and commerce administration authority to the pledgee for keeping during the term of pledge stipulated herein.

5.2              During the validity period of the Agreement, the pledgee is entitled to collect all earnings (if any) from the pledged equity, including but not limited to bonus, dividends and other cash and all non-cash earnings from the pledged equity.

6.                        Representations and warranties of the pledgor

6.1                           The pledgee is entitled to exercise, dispose of or transfer the pledge right in the manner specified herein.

6.2                           The pledgor individually and jointly represents, warrants and undertakes to the pledgee that:

6.2.1                     It has the full authority to conclude the Agreement and perform the obligations under the Agreement; it has granted its authorized representative the power to sign the Agreement. The terms of the Agreement shall be legally binding upon it since the effective date of the Agreement.

6.2.2                     As the legal owner of the pledged equity, the pledgor is entitled to pledge the pledged equity to the pledgee; the exercise of the pledge right by the pledgee will not be obstructed legally or actually.

6.2.3                     The Domestic Company is a limited liability company duly incorporated and validly existing under the laws of the PRC, duly registered in the industry and commerce administration department, and has passed all annual inspections. The registered capital of the Domestic Company is RMB 500,0000.

6.2.4                     Its execution, delivery and performance of the Agreement will not:

(a)     Conflict with, or violate the following documents or upon receipt of the relevant notice or with time: (i) its business license, Articles of Association, permits, government approvals for its establishment, contracts relating to its establishment or any other framework documents, (ii) other laws which are binding on it, (iii) any contract to which the pledger and the Domestic Company are parties or which is binding on them or their assets, or other documents;

(b)     Create any pledge or other encumbrances to its assets or enable any third party to set any pledge or other encumbrances to its assets;

(c)      Terminate or modify any terms of any contract to which the Domestic Company is a party or which is binding on it or its assets or other documents, or enable any third party to terminate or modify terms of such documents;

(d)     Result in the suspension, revocation, damage, confiscation or non-renewal upon expiry of any approval, permit and registration from any government department applicable to it.

6.2.5                     Except the pledge of the pledgor hereunder, there is no mortgage, pledge or other forms of guarantee, priority, legal mortgage right, property preservation measures, seizure, custody, lease right, option or other forms of encumbrance (collectively, “encumbrance”) to the pledged equity hereunder on the effective date of the Agreement.

6.2.6                     Each pledgor may accept the equity of the Domestic Company held by other pledgors or subscribe the increased registered capital of the Domestic Company with the prior written consent of the pledgee. The equity accepted or the increased registered capital subscribed by the pledgor shall be covered in the pledged equity. After the pledgor accepts the equity or completes the capital increase of the Domestic Company, the pledgor and the Domestic Company shall be responsible for registering the changed equity pledge in the register of shareholders of the Domestic Company, and handle the equity pledge registration formalities in relevant industry and commerce registration authorities.

6.2.7                     Timely notify the pledgee events which may affect the its right to the equity or its any part, or the notice received in connection with this; and events which may affect any warranty and obligation set by the pledgor for change of the Agreement, or the notice received in connection with this.

6.2.8                     For relevant certificates, licenses, authorizations and other legal documents necessary for the pledgee disposing of the pledged equity in accordance with the Agreement, it shall unconditionally provide or ensure the availability of above documents and give all kinds of convenience; the pledgor guarantees that, once the pledged equity is transferred to the pledgee or its designated beneficiary, the pledgor and/or Domestic Company will unconditionally fulfill all formalities required by laws, to enable the pledgee or its designated beneficiary to obtain the equity of the Domestic Company legally and effectively, including but not limited to the issuance of relevant documentary evidence, the signing of the equity transfer agreement and other relevant documents.

6.2.9                     It undertakes to the pledgee that the pledgor will follow and perform all warranties, undertakings, contracts, statements and conditions for the benefit of the pledgee. If the pledgor fails to perform or fully perform its warranties, undertakings, contracts, statements and conditions, the pledgor shall compensate the pledgee for all losses arising therefrom.

6.2.10              The pledger warrants to the pledgee that, it has made all proper arrangement and signed all necessary documents to ensure that, in case of death, incapacity, bankruptcy and divorce or other circumstances that may affect the exercise of equity, its successor, guardian, creditor, spouse or persons who may obtain the equity or related rights will not affect or obstruct the performance of the Agreement.

7.                        Undertakings of the pledgor

7.1                           During the term of the Agreement, the pledgor undertakes to the pledgee that it shall:

7.1.1                     Except the transfer of the equity to the pledgee or its designated personnel in accordance with the Exclusive Option Agreement, without the prior written consent of the pledgee:

A.                     Not transfer the equity, or establish or allow the existence of any pledge or other forms of guarantee which may affect the rights and interests of the pledgee;

B.                Not take any acts which have reduced or may reduce the value of the pledged equity, or endanger the validity of the pledge hereunder. In case of obvious decrease in the value of the pledged equity which is sufficient to endanger the right of the pledgee, the pledgor shall immediately notify the pledgee and provide other properties satisfactory to the pledgee as guarantee upon the reasonable request of the pledgee, and take necessary actions to solve the above events or reduce the adverse effects. The pledgor further warrants that, during the validity period of the Agreement, the operation of the Domestic Company shall comply with laws of the PRC in all material aspects and maintain the continuous validity of all business licenses and qualifications of the Domestic Company.

7.1.2                     Comply with and implement provisions of relevant laws and regulations with respect to the pledge of rights, submit the notices, instructions or suggestions from or made by relevant competent authorities with respect to the pledge right to the pledgee within five days upon receipt, comply with above notices, instructions or suggestions, or make objections and statements in respect of the above matters at the reasonable request of the pledgee or with the consent of the pledgee;

7.1.3                     Timely notify the pledgee events which may affect the pledged equity or its any part of rights, or the notice received in connection with this; and any events that may change any warranty, obligations of the pledgor under the Agreement or may affect the performance of the pledgor’s obligations under the Agreement, or the notice received in connection with this.

7.2                            The pledgor agrees that, the right for the pledgee exercising its pledge right it obtained under the Agreement shall not be interrupted or obstructed by the pledgor or its successor or principal or any other persons through legal procedures.

7.3                            The pledgor warrants to the pledgee that, to protect or perfect the security interest of the pledgee hereunder, the pledgor will sign in good faith and cause other parties which have interests in the pledge right to sign all certificates of rights and covenants required by the pledgee, and/or perform and cause other parties which have interests to perform actions required by the pledgee, provide convenience for the exercise of rights and authorizations granted to the pledgee hereunder, sign all change documents in connection with equity certificates with the pledgee or its designated person (natural person/legal person), and provide the pledgee with all notices, orders and decisions related to the pledge right as the pledgee thinks necessary within a reasonable period.

7.4                            The pledgor warrants to the pledgee that the pledgor will follow and perform all warranties, undertakings, contracts, statements and conditions for the benefit of the pledgee. If the pledgor fails to perform all or part of its warranties, undertakings, contracts, statements and conditions, the pledgor shall compensate the pledgee for all losses arising therefrom.

7.5                            The pledgor warrants to the pledgee that, the pledgor and other shareholders shall be jointly and severally liable for the obligations hereunder.

7.6                            Due to the equity transfer caused by the exercise of pledge by the pledgee, the pledgor irrevocably agrees to waive the preemptive right to the pledge the pledged equity to the pledgee by other shareholders of the Domestic Company.

8.                        Event of default

8.1                              The following events shall be deemed as events of default:

8.1.1                     The pledgor or the Domestic Company fails to perform all of its contractual obligations pursuant to the transaction documents;

8.1.2                     There is material misrepresentation or error in any representations or warranties made by the pledgor set forth in Article 6 hereof, and/or the pledgor violates the representations and warranties set forth in Article 6 hereof;

8.1.3                        The pledgor violates the undertakings set forth in Article 7 hereof;

8.1.4                        The pledgor violates any terms of the Agreement;

8.1.5                     Except as stipulated in Article 7.1.1 hereof, the pledgor waives the pledged equity or transfers or otherwise disposes of the pledged equity without the written consent of the pledgee;

8.1.6                     Any external loan, guarantee, indemnity, undertaking or other repayment liabilities of the pledgor (1) is required to be repaid or performed in advance due to default; or (2) has become due but cannot be repaid or performed on time, resulting in that the pledgee believes that the pledgor’s capacity to perform its obligations hereunder has been affected;

8.1.7                        The pledgor is incapable to pay general debts or other debts;

8.1.8                     The Agreement is illegal or the pledgor cannot continuously perform its obligations hereunder duet to the enactment of relevant laws and regulations;

8.1.9                     Any governmental consents, licenses, approvals or authorizations necessary for the performance, legality or validity of the Agreement is revoked, suspended, invalid or materially modified;

8.1.10              The pledgee believes that the pledgor’s capacity for performing its obligations hereunder is affected due to adverse changes to the assets owned by the pledgor;

8.1.11              The successor or the custodian of the Domestic Company can only perform partial or refuses to perform the payment liability under the service agreement;

8.1.12              Other circumstances under which the pledgee is incapable to dispose of the pledge right in accordance with relevant laws.

8.2                            The pledgor shall immediately notify the pledgee in writing if it is aware of or finds the occurrence of any matters set forth in Clause 8.1 or the events that may result in above matters.

8.3                            Unless the events of default set forth in Clause 8.1 are perfectly solved under the conditions to the satisfactory of the pledgee, the pledgee can send a default notice to the pledgor at or after the occurrence of the events of default, requiring the pledgor to immediately pay all debts and other amounts payable under the service agreement or exercise the pledge right pursuant to Article 9 hereof.

9.                        Exercise of pledge right

9.1                            In case of the pledgor’s breach or non-performance of any contractual obligations, the pledgee is entitled to dispose of all or part of pledged equity held by any shareholder (regardless whether the shareholder is in violation of the contractual obligations) of the Domestic Company, and to pay the expense set forth in Clause 3.2 with the price from the disposal of the pledged equity in priority.

9.2                            Prior to the full performance of contractual obligations, the pledgor shall not waive, transfer or otherwise dispose of the pledged equity without the written consent of the pledgee.

9.3                               When exercising the pledge right, the pledgee shall give a written default notice to the pledgor.

9.4                            Subject to Article 10, the pledgee may dispose of the pledge right while giving the default notice in accordance with Article 10 or at any time after giving the default notice.

9.5                            Subject to Clause 8.3, the pledgee may excise its rights while giving the default notice in accordance with Article 8.3 or at any time after giving the default notice.

9.6                            In the event of the pledgor’s any breach or non-performance of any contractual obligation, the pledgee is entitled to discount all or part of the pledged equity hereunder in accordance with legal procedures, or be paid in priority with the income from the auction and sales of the equity until all secured debts are paid off.

9.7                            While the pledgee exercising the pledge right pursuant to the Agreement, the pledgor shall not set an obstacle and shall provide necessary assistance, to help the pledgee achieve the pledge right.

9.8                            Amounts from exercising the pledge right by the pledgee shall be disposed of based on the following orders: firstly, pay all expenses (including the remuneration for the attorneys and agents) incurred in connection with the disposal of the pledged equity and the exercise of the rights and powers by the pledgee; secondly, pay taxes payable due to the disposal of the pledged equity; thirdly, repay the secured debts to the pledgee. For the balance after deducting above amounts, the pledgee shall return it to the pledgor or deposit it to those to whom the amount is entitled in accordance with relevant laws and regulations or the notary office in the place where the pledgee is located (the pledgor shall bear all expenses arising therefrom). If the amount from the discount, auction or sale of the pledged equity is insufficient to repay the secured debt, the pledgor shall pay off the insufficient part.

10. Liability for breach of contract and compensation

10.1                     Liability for breach of contract. Unless otherwise provided in the Agreement, both parties agree and confirm that if either party (“default party”) fails to perform any of its obligations hereunder or otherwise violates the Agreement, i.e., constituting a breach of the Agreement (“breach”), then the other party (“observant party”) is entitled to:

(a)                              Send written notice to the default party, describing default nature and range and requiring default party to make remedy at its own expense within proper period specified in the notice (“remedy period”); and

(b)                              If the default party fails to remedy the breach within the remedy period, the aggrieved party is entitled to require the default party to bear all liabilities arising from the breach, and to compensate the aggrieved party for all actual economic losses incurred, including but not limited to the attorney fees, legal fees or arbitration fees incurred for the lawsuit or arbitration proceedings relating to such breach. In addition, the aggrieved party is entitled to require the default party to actually perform the Agreement. The aggrieved party is also entitled to request an order from relevant arbitration agency or court for the actual performance and/or enforcement of terms agreed herein. The exercise of the above relief rights by the aggrieved party shall not prejudice its exercise of other relief rights in accordance with the Agreement and laws.

10.2                     Compensation. The pledgor shall fully compensate the pledgee with any loss, damage, obligation and/or expenses incurred by any lawsuit, claim or other requests against the pledgee arising from or caused by the performance of the Agreement, and protect the pledgee from any damage and loss of the pledgee arising from the pledgor’s behavior or any third party’s request in connection with the behavior of the pledgor.

11. Transfer

11.1                     The pledgor is not entitled to grant or transfer its rights and obligations hereunder without the prior consent of the pledgee.

11.2                     The Agreement is binding on the pledgor and its successors, and is valid to the pledgee and any of its successor and assignee.

11.3                     The pledgee may transfer any or all of its rights and obligations hereunder to its designated person (natural person/legal person) at any time. In such case, the assignee shall enjoy and undertake the rights and obligations enjoyed and undertaken the pledgee hereunder as if it is a party to the Agreement. When pledgee transfers its rights and obligations hereunder, at the request of the pledgee, the pledgor shall sign relevant agreements and/or documents for this transfer.

11.4                     During the term of the Agreement, the pledgor shall not transfer part of or all its rights or obligations hereunder to any third party without the prior written consent of the pledgee. However, the pledgee is entitled to transfer part of or all its rights and obligations hereunder.

11.5                    In case of the change of the pledgee due to the transfer, the new pledgor and pledgee shall enter into a new pledge agreement.

12.                 Termination

The Agreement shall be terminated after the full performance of all contractual obligations of the Domestic Company under transaction documents or after the dissolution of the contract. The pledgee shall dissolve the equity pledge hereunder in accordance with the written requirements of the pledgor, and the pledgor and the Domestic Company shall record the dissolution of the equity pledge in the register of shareholders of the Domestic Company and handle the dissolution formalities of equity pledge registration in the industry and commerce registration authority. The pledgor and the Domestic Company shall bear expenses arising from the dissolution of the equity pledge.

13.                 Service charge and other fees

13.1                 The pledgor shall bear all fees and actual expenses in connection with the Agreement, including but not limited to legal fees, cost of production, stamp duty and any other taxes and fees. If the pledgee shall be liable for relevant taxes in accordance with laws, the pledgor shall compensate the pledgee with all taxes paid.

13.2                 If the pledgor fails to pay any taxes and fees payable in accordance with the Agreement, or the pledgee takes recourse in any way or manner due to other reasons, the pledgor shall bear all fees arising therefrom (including but not limited to various taxes, service charges, management fees, legal fees, attorney’s fees and insurance premiums for handling the pledge right).

14.                 Governing laws and dispute resolution

14.1                    Governing laws. The conclusion, effectiveness, interpretation and performance of the Agreement as well as resolution of disputes arising from the Agreement shall be governed by laws of the PRC.

14.2                    Dispute resolution. Any dispute generated by interpretation and performance of the Agreement is solved by the parties firstly through friendly negotiation. If the dispute cannot be solved within thirty (30) days after one party receives the written notice on negotiated settlement from the other party, either party can submit the relevant dispute to Shanghai International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules in force. The place of arbitration shall be Shanghai; The language used in the arbitration is in Chinese. The arbitration award is final and has binding effect on the parties.

14.3                    During the arbitration, except the dispute matters or obligations submitted for arbitration, both parties shall continue the performance of other obligations under the Agreement. The arbitrator is entitled to make appropriate award based on the actual situation to grant appropriate legal relief to the Sole-funded Company, including restricting the business operation of the Domestic Company, restricting, prohibiting or ordering a transfer or disposal of the equity or assets of the Domestic Company, and conducting the liquidation of the Domestic Company.

14.4                    At the request of the disputing party, a competent court  is entitled to grant provisional relief, such as award or order to detain or freeze the properties or equity of the default party. After the arbitration award takes effect, either party is entitled to apply for enforcement to a court with jurisdiction. In addition to courts in China Mainland, courts in China Hong Kong and the Cayman Islands also have the jurisdiction for the above purposes.

15.                 Change in law

15.1                    After the effectiveness of the Agreement, in case of any modification to any national or local laws, rules, regulations or other normative documents by any national or local legislative or administrative agencies, including any amendment, supplement or abolishment, interpretation or enactment of implementation measures or rules (collectively, “amendment”), or enactment of new laws, rules, regulations or other normative documents (collectively, “new regulations”), the follows shall be applicable:

15.2                    If the amendment or new regulations is more favorable to any party (the other party is not seriously and adversely affected by it) than laws, rules, regulations or other normative documents in force on the effectiveness date of the Agreement, the parties shall apply to relevant agencies for the benefit from the amendment or new regulations (if required). The parties shall make best efforts to facilitate the approval of the application.

15.3                    If the amendment or new regulations has direct or indirect serious adverse effects on the economic interests of the pledgee hereunder, and the parties fail to solve the adverse effect on the economic interests of the pledgee in accordance with the Agreement, upon receiving the notice  from the pledgee, the parties shall make necessary modifications to the Agreement through negotiation to maintain the economic interests of the pledgee hereunder to the greatest extent.

16.                 Force majeure

16.1                    “Force majeure event” refers to any event which is out of the reasonable control of one party and is unavoidable with the reasonable care of the affected party, including but not limited to natural disasters, government actions, forces of nature, fire, explosion, geographical changes, storms, floods, earthquakes, tides, lightning, wars or riots. However, any shortage of credit, fund or financing shall not be regarded as an event which is out of the reasonable control of one party. If the performance of the Agreement is delayed or obstructed due to any force majeure event, the affected party shall not be liable to the other party hereunder with respect to the delayed or obstructed part. If the affected party seeks to be exempted from its duties under the Agreement or any terms hereof, it shall promptly notify the other party the exemption and all steps necessary for completing the performance.

16.2                     The affected party shall be exempted from any liability hereunder arising therefrom. The party seeking an exemption can be exempted from the liability, provided that the affected party has taken all reasonable and practicable efforts to perform the Agreement. And the exemption is only limited to the performance delayed or obstructed. Once the reason for exemption from liability is corrected and remedied, both parties agree to take their best efforts to resume the performance hereunder.

17.                 Others

17.1                     Notice. Unless the change of the following address is notified in writing, the notice hereunder shall be served to the following address by hand, fax or registered post. If sent by registered post, the service of the notice shall be deemed to be effected on the date recorded in the return receipt; if sent by hand or fax, the service of the notice shall be  effected on the date of proper sending. If the notice is sent by fax, the original shall be served to the following address by registered mail or by hand as soon as it is sent:

Sole-funded Company: Shanghai Lightinthebox Information Technology Co., Ltd.

Address: Floor 5, Building 2, Yaxin Science & Tech Park, No.399, Shengxia Road, Pudong New Area, Shanghai

Tel./Fax:

Addressee: Fu Qianneng

Domestic Company: Chongqing Rui Zhihe E-commerce Co., Ltd

Address: Floor 5, Building 2, Yaxin Science & Tech Park, No.399, Shengxia Road, Pudong New Area, Shanghai

Tel./Fax:

Addressee: Fu Qianneng

17.2                     Further warranty. The parties agree to promptly sign documents and take further actions reasonably necessary for implementing the provisions and purpose of the Agreement.

17.3                     Entire contract. Except the written amendments, supplements or modifications after the date of the Agreement, the Agreement shall constitute the entire contract between the parties regarding the subject matter hereof and shall supersede all previous negotiations, statements and contracts between the parties regarding the subject matter hereof, whether oral or written.

17.4                     Headings. The headings used herein are for convenience only and are not used to interpret, state or otherwise affect the meaning of the provisions hereof.

17.5                     Taxes and dues. All taxes and expenses incurred by each party with respect to the execution and performance of the Agreement shall be borne by each party respectively.

17.6                     Transfer of the Agreement. During the term of the Agreement, no party shall transfer part of or all of its rights and/or obligations hereunder to any third party without the prior written consent of the other party, except transfer by the pledgee to its affiliates.

17.7                     Severability of the Agreement. If any provision of the Agreement is judged as invalid, illegal or unenforceable under the laws of the PRC, remaining provisions hereof shall remain in full force. If any provision is judged as invalid, illegal or unenforceable, both parties shall amend the Agreement upon negotiation in good faith, to achieve the original intention of both parties to the greatest extent in an acceptable manner.

17.8                     Waiver. The waiver of any terms and conditions hereunder by either party can only be effective in written from upon the signature of the parties. The waiver by either party due to the breach of the other party under some circumstances shall not be deemed as its waiver of similar breaches of contract of the other party under other circumstances. Either party’s failure to exercise or delay in exercising any right hereunder shall not constitute its waiver thereof, and any exercise or partial exercise of any right shall not preclude the exercise of such right again in the future.

17.9                     Modification and supplement of the Agreement. The parties shall make modifications and supplements to the Agreement in written agreement. The modification agreements and supplementary agreements to the Agreement which are properly signed by the parties are part of the Agreement, with the same legal force.

17.10              Succession and assignment of the Agreement. The Agreement is legally binding to the parties of the Agreement and legal successor and assignee of such party.

17.11              Agreement text. The Agreement shall be in Chinese and in multiple originals, with the same legal force. Both parties may sign copies of the Agreement separately.

17.12              Annex. The annex to the Agreement shall be an integral part of the Agreement.

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For the above purpose, the parties have signed the Agreement on the date written at the start of this document.

Shanghai Lightinthebox Information Technology Co., Ltd. (Sealed)

/s/ Fu Qianneng
Fu Qianneng

Position: Legal representative

/s/ Fu Qianneng
Fu Qianneng

Chongqing Rui Zhihe E-commerce Co., Ltd. (Sealed)

/s/ Fu Qianneng
Fu Qianneng

Position: Legal representative

Signature page of the Equity Pledge Agreement

Annex I

Chongqing Rui Zhihe E-commerce Co., Ltd

Capital Contribution Certificate

Hereby certify

Fu Qianneng (ID No.:                               ) has contributed RMB 200,000, owning 95% equity of Chongqing Rui Zhihe E-commerce Co., Ltd.. The 95% equity has been fully pledged to Shanghai Lightinthebox Information Technology Co., Ltd.

Chongqing Rui Zhihe E-commerce Co., Ltd. (Sealed)

/s/ Fu Qianneng
Fu Qianneng (Legal representative)

September 25th, 2020

Chongqing Rui Zhihe E-commerce Co., Ltd

Name/designation of the shareholder	ID No./registered address	Equity ratio	Registration of pledge
Fu Qianneng	( )	95%	95% equity has been pledged to Shanghai Lightinthebox Information Technology Co., Ltd.

Chongqing Rui Zhihe E-commerce Co., Ltd. (Sealed)

/s/ Fu Qianneng
Fu Qianneng (Legal representative)

September 25th, 2020

Equity Pledge Agreement

The Equity Pledge Agreement (hereinafter referred to as “the Agreement”) is signed by the following both parties in Shanghai on September 25th, 2020:

1.                        Pledgee: Shanghai Lightinthebox Information Technology Co., Ltd.

Registered address: Room 378, No.588, West Huanhu No. 2 Road, China (Shanghai) Pilot Free Trade Zone Lin-gang Special Area.

2.                        Pledgor: Zhu Jing, ID No.: (                              ).

3.                        Domestic Company: Chongqing Rui Zhihe E-commerce  Co., Ltd

Registered address: Room 15-27, 35/F, Office Building 5, No.1 Ao Ti Road, Jiulongpo District, Chongqing.

Whereas:

(1)        The pledgor holds 5% equity of the Domestic Company, and there is no any pledge or any other encumbrance on its equity currently;

(2)        The pledgee is a wholly foreign-owned enterprise incorporated in the PRC. The pledgee and pledgor entered into the Exclusive Technical Consulting and Service Agreement (hereinafter referred to as the “Service Agreement”) on September 25th, 2020; the pledgee, the Domestic Company and the pledgor entered in to the Exclusive Option Agreement (“Exclusive Option Agreement”); the pledgor issues the Power of Attorney to the pledgee. The Exclusive Technical Consulting and Service Agreement, Exclusive Option Agreement and Power of Attorney above are collectively referred to as the “transaction documents”.

(3)        As the guarantee for the pledgor and the Domestic Company performing all contractual obligations (as defined below) hereunder, the pledgor shall provide the pledge guarantee to the pledgee with all equity of the Domestic Company held by it.

Upon consensus through negotiation, both parties reach the following agreement:

1.                        Definitions

Unless otherwise stipulated herein, the words used herein are defined as follows:

1.1                          Contractual obligations: refers to all obligations and responsibilities of the pledgor under the transaction documents and the statements, undertakings and warranties made under the transaction documents, as well as all obligations and responsibilities of the Domestic Company under the transaction documents and the statements, undertakings and warranties made under the transaction documents;

1.2                          Guaranteed debt: refers to the all direct and indirect and predictable loss of benefit suffered by the pledgee due to any default of the pledgor and/or the Domestic Company; and the costs incurred by the pledgee for forcing the pledgor and/or Domestic Company to perform their contractual obligations and realize the pledge.

1.3                           Pledge right: refers to the term set forth in Article 2.1 of the Agreement.

1.4                           Pledged equity: refers to all equity of the Domestic Company legally held by the pledgor.

1.5                           Term of pledge: refers to the term set out in Article 4.1 of the Agreement.

1.6                           Event of default: refers to any circumstances set out in Article 8.1 of the Agreement.

1.7                           Notice of default: refers to the notice of default sent by the pledgee pursuant to the Agreement.

2.                        Pledge

Pursuant to the terms and conditions of the Agreement, the pledgee and the pledgor agree that the pledgor shall pledge its pledged equity to the pledgee as the guarantee for the full performance of the contractual obligations.

The pledgor and the Domestic Company shall make best effort to complete the registration formalities of the equity pledge hereunder in the industry and commerce administration authority, and to maintain the equity pledge registration effective continuously.

3.                        Pledge right

3.1             The pledgor shall pledge all equity of the Domestic Company held by it to the pledgee, as the guarantee for the pledgor and the Domestic Company performing all contractual obligations under the transaction documents.

3.2             The pledged equity guarantee covers all service fees, liquidated damages (if any), compensation and expenses for pledge right (including but not limited to attorney fees, arbitration fees, appraisal and auction fees of the pledged equity) payable to the pledgee.

3.3             The pledge right refers to right of the pledgee to be paid in priority with the income from the discount, auction or sale of the equity pledged to it by the pledgor.

4.                        Term of pledge

4.1             The Agreement shall come into effect upon registration of the equity pledge in the register of shareholders of the Domestic Company. The validity period of the pledge is the same as the maximum validity period of all contracts under the transaction documents.

4.2             The pledge right hereunder is effective from the pledge registration of the pledged equity in the industry and commerce administration department to the full repayment of the secured debts. Within 30 days since the date of the Agreement, pursuant to relevant laws and regulations of the PRC, the pledgor shall apply to the industry and commerce administration authority at the place where the Domestic Company is located for the registration of the pledge matters.

4.3             During the term of pledge, if the Domestic Company or the pledgor fails to fully perform all contractual obligations or in the event of any default set forth in Article 8.1, the pledgee is entitled to dispose of the pledge right in accordance with the provisions of the Agreement and relevant laws and regulations of the PRC.

5.                        The custody of the pledge certificate and the earnings from the pledged equity

5.1              During the term of pledge stipulated herein, the Pledgor shall or cause the Domestic Company to execute the investment certificate (as the Annex I hereto) and the register of shareholders, deliver the above duly executed documents and the certificate of pledge registration issued by the industry and commerce administration authority to the pledgee for keeping during the term of pledge stipulated herein.

5.2              During the validity period of the Agreement, the pledgee is entitled to collect all earnings (if any) from the pledged equity, including but not limited to bonus, dividends and other cash and all non-cash earnings from the pledged equity.

6.                        Representations and warranties of the pledgor

6.1                           The pledgee is entitled to exercise, dispose of or transfer the pledge right in the manner specified herein.

6.2                           The pledgor individually and jointly represents, warrants and undertakes to the pledgee that:

6.2.1                     It has the full authority to conclude the Agreement and perform the obligations under the Agreement; it has granted its authorized representative the power to sign the Agreement. The terms of the Agreement shall be legally binding upon it since the effective date of the Agreement.

6.2.2                     As the legal owner of the pledged equity, the pledgor is entitled to pledge the pledged equity to the pledgee; the exercise of the pledge right by the pledgee will not be obstructed legally or actually.

6.2.3                     The Domestic Company is a limited liability company duly incorporated and validly existing under the laws of the PRC, duly registered in the industry and commerce administration department, and has passed all annual inspections. The registered capital of the Domestic Company is RMB 500,000.

6.2.4                     Its execution, delivery and performance of the Agreement will not:

(a)     Conflict with, or violate the following documents or upon receipt of the relevant notice or with time: (i) its business license, Articles of Association, permits, government approvals for its establishment, contracts relating to its establishment or any other framework documents, (ii) other laws which are binding on it, (iii) any contract to which the pledger and the Domestic Company are parties or which is binding on them or their assets, or other documents;

(b)     Create any pledge or other encumbrances to its assets or enable any third party to set any pledge or other encumbrances to its assets;

(c)      Terminate or modify any terms of any contract to which the Domestic Company is a party or which is binding on it or its assets or other documents, or enable any third party to terminate or modify terms of such documents;

(d)     Result in the suspension, revocation, damage, confiscation or non-renewal upon expiry of any approval, permit and registration from any government department applicable to it.

6.2.5                     Except the pledge of the pledgor hereunder, there is no mortgage, pledge or other forms of guarantee, priority, legal mortgage right, property preservation measures, seizure, custody, lease right, option or other forms of encumbrance (collectively, “encumbrance”) to the pledged equity hereunder on the effective date of the Agreement.

6.2.6                     Each pledgor may accept the equity of the Domestic Company held by other pledgors or subscribe the increased registered capital of the Domestic Company with the prior written consent of the pledgee. The equity accepted or the increased registered capital subscribed by the pledgor shall be covered in the pledged equity. After the pledgor accepts the equity or completes the capital increase of the Domestic Company, the pledgor and the Domestic Company shall be responsible for registering the changed equity pledge in the register of shareholders of the Domestic Company, and handle the equity pledge registration formalities in relevant industry and commerce registration authorities.

6.2.7                     Timely notify the pledgee events which may affect the its right to the equity or its any part, or the notice received in connection with this; and events which may affect any warranty and obligation set by the pledgor for change of the Agreement, or the notice received in connection with this.

6.2.8                     For relevant certificates, licenses, authorizations and other legal documents necessary for the pledgee disposing of the pledged equity in accordance with the Agreement, it shall unconditionally provide or ensure the availability of above documents and give all kinds of convenience; the pledgor guarantees that, once the pledged equity is transferred to the pledgee or its designated beneficiary, the pledgor and/or Domestic Company will unconditionally fulfill all formalities required by laws, to enable the pledgee or its designated beneficiary to obtain the equity of the Domestic Company legally and effectively, including but not limited to the issuance of relevant documentary evidence, the signing of the equity transfer agreement and other relevant documents.

6.2.9                     It undertakes to the pledgee that the pledgor will follow and perform all warranties, undertakings, contracts, statements and conditions for the benefit of the pledgee. If the pledgor fails to perform or fully perform its warranties, undertakings, contracts, statements and conditions, the pledgor shall compensate the pledgee for all losses arising therefrom.

6.2.10              The pledger warrants to the pledgee that, it has made all proper arrangement and signed all necessary documents to ensure that, in case of death, incapacity, bankruptcy and divorce or other circumstances that may affect the exercise of equity, its successor, guardian, creditor, spouse or persons who may obtain the equity or related rights will not affect or obstruct the performance of the Agreement.

7.                        Undertakings of the pledgor

7.1                           During the term of the Agreement, the pledgor undertakes to the pledgee that it shall:

7.1.1                     Except the transfer of the equity to the pledgee or its designated personnel in accordance with the Exclusive Option Agreement, without the prior written consent of the pledgee:

A.                     Not transfer the equity, or establish or allow the existence of any pledge or other forms of guarantee which may affect the rights and interests of the pledgee;

B.                Not take any acts which have reduced or may reduce the value of the pledged equity, or endanger the validity of the pledge hereunder. In case of obvious decrease in the value of the pledged equity which is sufficient to endanger the right of the pledgee, the pledgor shall immediately notify the pledgee and provide other properties satisfactory to the pledgee as guarantee upon the reasonable request of the pledgee, and take necessary actions to solve the above events or reduce the adverse effects. The pledgor further warrants that, during the validity period of the Agreement, the operation of the Domestic Company shall comply with laws of the PRC in all material aspects and maintain the continuous validity of all business licenses and qualifications of the Domestic Company.

7.1.2                     Comply with and implement provisions of relevant laws and regulations with respect to the pledge of rights, submit the notices, instructions or suggestions from or made by relevant competent authorities with respect to the pledge right to the pledgee within five days upon receipt, comply with above notices, instructions or suggestions, or make objections and statements in respect of the above matters at the reasonable request of the pledgee or with the consent of the pledgee;

7.1.3                     Timely notify the pledgee events which may affect the pledged equity or its any part of rights, or the notice received in connection with this; and any events that may change any warranty, obligations of the pledgor under the Agreement or may affect the performance of the pledgor’s obligations under the Agreement, or the notice received in connection with this.

7.2                            The pledgor agrees that, the right for the pledgee exercising its pledge right it obtained under the Agreement shall not be interrupted or obstructed by the pledgor or its successor or principal or any other persons through legal procedures.

7.3                            The pledgor warrants to the pledgee that, to protect or perfect the security interest of the pledgee hereunder, the pledgor will sign in good faith and cause other parties which have interests in the pledge right to sign all certificates of rights and covenants required by the pledgee, and/or perform and cause other parties which have interests to perform actions required by the pledgee, provide convenience for the exercise of rights and authorizations granted to the pledgee hereunder, sign all change documents in connection with equity certificates with the pledgee or its designated person (natural person/legal person), and provide the pledgee with all notices, orders and decisions related to the pledge right as the pledgee thinks necessary within a reasonable period.

7.4                            The pledgor warrants to the pledgee that the pledgor will follow and perform all warranties, undertakings, contracts, statements and conditions for the benefit of the pledgee. If the pledgor fails to perform all or part of its warranties, undertakings, contracts, statements and conditions, the pledgor shall compensate the pledgee for all losses arising therefrom.

7.5                            The pledgor warrants to the pledgee that, the pledgor and other shareholders shall be jointly and severally liable for the obligations hereunder.

7.6                            Due to the equity transfer caused by the exercise of pledge by the pledgee, the pledgor irrevocably agrees to waive the preemptive right to the pledge the pledged equity to the pledgee by other shareholders of the Domestic Company.

8.                        Event of default

8.1                              The following events shall be deemed as events of default:

8.1.1                     The pledgor or the Domestic Company fails to perform all of its contractual obligations pursuant to the transaction documents;

8.1.2                     There is material misrepresentation or error in any representations or warranties made by the pledgor set forth in Article 6 hereof, and/or the pledgor violates the representations and warranties set forth in Article 6 hereof;

8.1.3                        The pledgor violates the undertakings set forth in Article 7 hereof;

8.1.4                        The pledgor violates any terms of the Agreement;

8.1.5                     Except as stipulated in Article 7.1.1 hereof, the pledgor waives the pledged equity or transfers or otherwise disposes of the pledged equity without the written consent of the pledgee;

8.1.6                     Any external loan, guarantee, indemnity, undertaking or other repayment liabilities of the pledgor (1) is required to be repaid or performed in advance due to default; or (2) has become due but cannot be repaid or performed on time, resulting in that the pledgee believes that the pledgor’s capacity to perform its obligations hereunder has been affected;

8.1.7                        The pledgor is incapable to pay general debts or other debts;

8.1.8                     The Agreement is illegal or the pledgor cannot continuously perform its obligations hereunder duet to the enactment of relevant laws and regulations;

8.1.9                     Any governmental consents, licenses, approvals or authorizations necessary for the performance, legality or validity of the Agreement is revoked, suspended, invalid or materially modified;

8.1.10              The pledgee believes that the pledgor’s capacity for performing its obligations hereunder is affected due to adverse changes to the assets owned by the pledgor;

8.1.11              The successor or the custodian of the Domestic Company can only perform partial or refuses to perform the payment liability under the service agreement;

8.1.12              Other circumstances under which the pledgee is incapable to dispose of the pledge right in accordance with relevant laws.

8.2                            The pledgor shall immediately notify the pledgee in writing if it is aware of or finds the occurrence of any matters set forth in Clause 8.1 or the events that may result in above matters.

8.3                            Unless the events of default set forth in Clause 8.1 are perfectly solved under the conditions to the satisfactory of the pledgee, the pledgee can send a default notice to the pledgor at or after the occurrence of the events of default, requiring the pledgor to immediately pay all debts and other amounts payable under the service agreement or exercise the pledge right pursuant to Article 9 hereof.

9.                        Exercise of pledge right

9.1                            In case of the pledgor’s breach or non-performance of any contractual obligations, the pledgee is entitled to dispose of all or part of pledged equity held by any shareholder (regardless whether the shareholder is in violation of the contractual obligations) of the Domestic Company, and to pay the expense set forth in Clause 3.2 with the price from the disposal of the pledged equity in priority.

9.2                            Prior to the full performance of contractual obligations, the pledgor shall not waive, transfer or otherwise dispose of the pledged equity without the written consent of the pledgee.

9.3                               When exercising the pledge right, the pledgee shall give a written default notice to the pledgor.

9.4                            Subject to Article 10, the pledgee may dispose of the pledge right while giving the default notice in accordance with Article 10 or at any time after giving the default notice.

9.5                            Subject to Clause 8.3, the pledgee may excise its rights while giving the default notice in accordance with Article 8.3 or at any time after giving the default notice.

9.6                            In the event of the pledgor’s any breach or non-performance of any contractual obligation, the pledgee is entitled to discount all or part of the pledged equity hereunder in accordance with legal procedures, or be paid in priority with the income from the auction and sales of the equity until all secured debts are paid off.

9.7                            While the pledgee exercising the pledge right pursuant to the Agreement, the pledgor shall not set an obstacle and shall provide necessary assistance, to help the pledgee achieve the pledge right.

9.8                            Amounts from exercising the pledge right by the pledgee shall be disposed of based on the following orders: firstly, pay all expenses (including the remuneration for the attorneys and agents) incurred in connection with the disposal of the pledged equity and the exercise of the rights and powers by the pledgee; secondly, pay taxes payable due to the disposal of the pledged equity; thirdly, repay the secured debts to the pledgee. For the balance after deducting above amounts, the pledgee shall return it to the pledgor or deposit it to those to whom the amount is entitled in accordance with relevant laws and regulations or the notary office in the place where the pledgee is located (the pledgor shall bear all expenses arising therefrom). If the amount from the discount, auction or sale of the pledged equity is insufficient to repay the secured debt, the pledgor shall pay off the insufficient part.

10. Liability for breach of contract and compensation

10.1                     Liability for breach of contract. Unless otherwise provided in the Agreement, both parties agree and confirm that if either party (“default party”) fails to perform any of its obligations hereunder or otherwise violates the Agreement, i.e., constituting a breach of the Agreement (“breach”), then the other party (“observant party”) is entitled to:

(a)                              Send written notice to the default party, describing default nature and range and requiring default party to make remedy at its own expense within proper period specified in the notice (“remedy period”); and

(b)                              If the default party fails to remedy the breach within the remedy period, the aggrieved party is entitled to require the default party to bear all liabilities arising from the breach, and to compensate the aggrieved party for all actual economic losses incurred, including but not limited to the attorney fees, legal fees or arbitration fees incurred for the lawsuit or arbitration proceedings relating to such breach. In addition, the aggrieved party is entitled to require the default party to actually perform the Agreement. The aggrieved party is also entitled to request an order from relevant arbitration agency or court for the actual performance and/or enforcement of terms agreed herein. The exercise of the above relief rights by the aggrieved party shall not prejudice its exercise of other relief rights in accordance with the Agreement and laws.

10.2                     Compensation. The pledgor shall fully compensate the pledgee with any loss, damage, obligation and/or expenses incurred by any lawsuit, claim or other requests against the pledgee arising from or caused by the performance of the Agreement, and protect the pledgee from any damage and loss of the pledgee arising from the pledgor’s behavior or any third party’s request in connection with the behavior of the pledgor.

11. Transfer

11.1                     The pledgor is not entitled to grant or transfer its rights and obligations hereunder without the prior consent of the pledgee.

11.2                     The Agreement is binding on the pledgor and its successors, and is valid to the pledgee and any of its successor and assignee.

11.3                     The pledgee may transfer any or all of its rights and obligations hereunder to its designated person (natural person/legal person) at any time. In such case, the assignee shall enjoy and undertake the rights and obligations enjoyed and undertaken the pledgee hereunder as if it is a party to the Agreement. When pledgee transfers its rights and obligations hereunder, at the request of the pledgee, the pledgor shall sign relevant agreements and/or documents for this transfer.

11.4                     During the term of the Agreement, the pledgor shall not transfer part of or all its rights or obligations hereunder to any third party without the prior written consent of the pledgee. However, the pledgee is entitled to transfer part of or all its rights and obligations hereunder.

11.5                    In case of the change of the pledgee due to the transfer, the new pledgor and pledgee shall enter into a new pledge agreement.

12.                 Termination

The Agreement shall be terminated after the full performance of all contractual obligations of the Domestic Company under transaction documents or after the dissolution of the contract. The pledgee shall dissolve the equity pledge hereunder in accordance with the written requirements of the pledgor, and the pledgor and the Domestic Company shall record the dissolution of the equity pledge in the register of shareholders of the Domestic Company and handle the dissolution formalities of equity pledge registration in the industry and commerce registration authority. The pledgor and the Domestic Company shall bear expenses arising from the dissolution of the equity pledge.

13.                 Service charge and other fees

13.1                 The pledgor shall bear all fees and actual expenses in connection with the Agreement, including but not limited to legal fees, cost of production, stamp duty and any other taxes and fees. If the pledgee shall be liable for relevant taxes in accordance with laws, the pledgor shall compensate the pledgee with all taxes paid.

13.2                 If the pledgor fails to pay any taxes and fees payable in accordance with the Agreement, or the pledgee takes recourse in any way or manner due to other reasons, the pledgor shall bear all fees arising therefrom (including but not limited to various taxes, service charges, management fees, legal fees, attorney’s fees and insurance premiums for handling the pledge right).

14.                 Governing laws and dispute resolution

14.1                    Governing laws. The conclusion, effectiveness, interpretation and performance of the Agreement as well as resolution of disputes arising from the Agreement shall be governed by laws of the PRC.

14.2                    Dispute resolution. Any dispute generated by interpretation and performance of the Agreement is solved by the parties firstly through friendly negotiation. If the dispute cannot be solved within thirty (30) days after one party receives the written notice on negotiated settlement from the other party, either party can submit the relevant dispute to Shanghai International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules in force. The place of arbitration shall be Shanghai; The language used in the arbitration is in Chinese. The arbitration award is final and has binding effect on the parties.

14.3                    During the arbitration, except the dispute matters or obligations submitted for arbitration, both parties shall continue the performance of other obligations under the Agreement. The arbitrator is entitled to make appropriate award based on the actual situation to grant appropriate legal relief to the Sole-funded Company, including restricting the business operation of the Domestic Company, restricting, prohibiting or ordering a transfer or disposal of the equity or assets of the Domestic Company, and conducting the liquidation of the Domestic Company.

14.4                    At the request of the disputing party, a competent court  is entitled to grant provisional relief, such as award or order to detain or freeze the properties or equity of the default party. After the arbitration award takes effect, either party is entitled to apply for enforcement to a court with jurisdiction. In addition to courts in China Mainland, courts in China Hong Kong and the Cayman Islands also have the jurisdiction for the above purposes.

15.                 Change in law

15.1                    After the effectiveness of the Agreement, in case of any modification to any national or local laws, rules, regulations or other normative documents by any national or local legislative or administrative agencies, including any amendment, supplement or abolishment, interpretation or enactment of implementation measures or rules (collectively, “amendment”), or enactment of new laws, rules, regulations or other normative documents (collectively, “new regulations”), the follows shall be applicable:

15.2                    If the amendment or new regulations is more favorable to any party (the other party is not seriously and adversely affected by it) than laws, rules, regulations or other normative documents in force on the effectiveness date of the Agreement, the parties shall apply to relevant agencies for the benefit from the amendment or new regulations (if required). The parties shall make best efforts to facilitate the approval of the application.

15.3                    If the amendment or new regulations has direct or indirect serious adverse effects on the economic interests of the pledgee hereunder, and the parties fail to solve the adverse effect on the economic interests of the pledgee in accordance with the Agreement, upon receiving the notice  from the pledgee, the parties shall make necessary modifications to the Agreement through negotiation to maintain the economic interests of the pledgee hereunder to the greatest extent.

16.                 Force majeure

16.1                    “Force majeure event” refers to any event which is out of the reasonable control of one party and is unavoidable with the reasonable care of the affected party, including but not limited to natural disasters, government actions, forces of nature, fire, explosion, geographical changes, storms, floods, earthquakes, tides, lightning, wars or riots. However, any shortage of credit, fund or financing shall not be regarded as an event which is out of the reasonable control of one party. If the performance of the Agreement is delayed or obstructed due to any force majeure event, the affected party shall not be liable to the other party hereunder with respect to the delayed or obstructed part. If the affected party seeks to be exempted from its duties under the Agreement or any terms hereof, it shall promptly notify the other party the exemption and all steps necessary for completing the performance.

16.2                     The affected party shall be exempted from any liability hereunder arising therefrom. The party seeking an exemption can be exempted from the liability, provided that the affected party has taken all reasonable and practicable efforts to perform the Agreement. And the exemption is only limited to the performance delayed or obstructed. Once the reason for exemption from liability is corrected and remedied, both parties agree to take their best efforts to resume the performance hereunder.

17.                 Others

17.1                     Notice. Unless the change of the following address is notified in writing, the notice hereunder shall be served to the following address by hand, fax or registered post. If sent by registered post, the service of the notice shall be deemed to be effected on the date recorded in the return receipt; if sent by hand or fax, the service of the notice shall be  effected on the date of proper sending. If the notice is sent by fax, the original shall be served to the following address by registered mail or by hand as soon as it is sent:

Sole-funded Company: Shanghai Lightinthebox Information Technology Co., Ltd.

Address: Floor 5, Building 2, Yaxin Science & Tech Park, No.399, Shengxia Road, Pudong New Area, Shanghai

Tel./Fax:

Addressee: Fu Qianneng

Domestic Company:Chongqing Rui Zhihe E-commerce Co., Ltd

Address: Floor 5, Building 2, Yaxin Science & Tech Park, No.399, Shengxia Road, Pudong New Area, Shanghai

Tel./Fax:

Addressee: Fu Qianneng

17.2                     Further warranty. The parties agree to promptly sign documents and take further actions reasonably necessary for implementing the provisions and purpose of the Agreement.

17.3                     Entire contract. Except the written amendments, supplements or modifications after the date of the Agreement, the Agreement shall constitute the entire contract between the parties regarding the subject matter hereof and shall supersede all previous negotiations, statements and contracts between the parties regarding the subject matter hereof, whether oral or written.

17.4                     Headings. The headings used herein are for convenience only and are not used to interpret, state or otherwise affect the meaning of the provisions hereof.

17.5                     Taxes and dues. All taxes and expenses incurred by each party with respect to the execution and performance of the Agreement shall be borne by each party respectively.

17.6                     Transfer of the Agreement. During the term of the Agreement, no party shall transfer part of or all of its rights and/or obligations hereunder to any third party without the prior written consent of the other party, except transfer by the pledgee to its affiliates.

17.7                     Severability of the Agreement. If any provision of the Agreement is judged as invalid, illegal or unenforceable under the laws of the PRC, remaining provisions hereof shall remain in full force. If any provision is judged as invalid, illegal or unenforceable, both parties shall amend the Agreement upon negotiation in good faith, to achieve the original intention of both parties to the greatest extent in an acceptable manner.

17.8                     Waiver. The waiver of any terms and conditions hereunder by either party can only be effective in written from upon the signature of the parties. The waiver by either party due to the breach of the other party under some circumstances shall not be deemed as its waiver of similar breaches of contract of the other party under other circumstances. Either party’s failure to exercise or delay in exercising any right hereunder shall not constitute its waiver thereof, and any exercise or partial exercise of any right shall not preclude the exercise of such right again in the future.

17.9                     Modification and supplement of the Agreement. The parties shall make modifications and supplements to the Agreement in written agreement. The modification agreements and supplementary agreements to the Agreement which are properly signed by the parties are part of the Agreement, with the same legal force.

17.10              Succession and assignment of the Agreement. The Agreement is legally binding to the parties of the Agreement and legal successor and assignee of such party.

17.11              Agreement text. The Agreement shall be in Chinese and in multiple originals, with the same legal force. Both parties may sign copies of the Agreement separately.

17.12              Annex. The annex to the Agreement shall be an integral part of the Agreement.

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For the above purpose, the parties have signed the Agreement on the date written at the start of this document.

Shanghai Lightinthebox Information Technology Co., Ltd. (Sealed)

/s/ Fu Qianneng
Fu Qianneng

Position: Legal representative

/s/ Zhu Jing
Zhu Jing

Chongqing Rui Zhihe E-commerce Co., Ltd. (Sealed)

/s/ Fu Qianneng
Fu Qianneng

Position: Legal representative

Signature page of the Equity Pledge Agreement

Annex I

Chongqing Rui Zhihe E-commerce Co., Ltd

Capital Contribution Certificate

Hereby certify

Zhu Jing (ID No.:                               ) has contributed RMB 50,000, owning 5% equity of Chongqing Rui Zhihe E-commerce Co., Ltd.. The 5% equity has been fully pledged to Shanghai Lightinthebox Information Technology Co., Ltd.

Chongqing Rui Zhihe E-commerce Co., Ltd. (Sealed)

/s/ Fu Qianneng
Fu Qianneng (Legal representative)

September 25th, 2020

Chongqing Rui Zhihe E-commerce Co., Ltd

Name/designation of the shareholder	ID No./registered address	Equity ratio	Registration of pledge
Zhu Jing	( )	5%	5% equity has been pledged to Shanghai Lightinthebox Information Technology Co., Ltd.

Chongqing Rui Zhihe E-commerce Co., Ltd. (Sealed)

/s/ Fu Qianneng
Fu Qianneng (Legal representative)

September 25th, 2020